Exhibit 10.1

AMENDMENT NO. 2 TO THE

REVOLVING CREDIT AGREEMENT

Dated as of June 13, 2008

AMENDMENT NO. 2 TO THE REVOLVING CREDIT AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P. (the “Borrower”); Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), and the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Borrower party thereto, the Lenders from time to time party thereto, the other Lender Parties, the Administrative Agent and the Syndication Agent have entered into a Revolving Credit Agreement dated as of August 31, 2007 (as amended prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definitions in their appropriate alphabetical order:

“Note Agreement” means that certain Note Purchase and Private Shelf Agreement dated as of July 24, 2008, by and among Borrower, Parent Guarantor, each of the entities party thereto from time to time as Subsidiary Guarantors (as defined therein), PIM, and the note purchasers party thereto or bound thereby from time to time.

“Note Documents” means the Note Agreement, together with all notes, instruments and other agreements entered into and delivered in connection therewith from time to time.

“PIM” means Prudential Investment Management, Inc., and its successors and assigns under the Note Documents.

(b) The definition of “Negative Pledge” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof immediately before the period the following: “; provided, however, that (a) an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge, and (b) any provision of the Note Documents restricting the ability of any Loan Party to encumber its assets shall be deemed to not constitute a Negative Pledge so long as such provision is generally consistent with a comparable provision of the Loan Documents.”

Digital Realty – Amend No. 2

(c) The definition of “Unencumbered Asset Conditions” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the first clause (i) and clause (j) in their entirety and substituting the following therefor: “(i) is an Asset with respect to which the Borrower directly, or indirectly through such Subsidiary owner, has the right to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Asset as security for the Obligations of the Loan Parties under or in respect of the Loan Documents, and (ii) to sell, transfer or otherwise dispose of such Asset (provided, however, that in the case of the foregoing clauses (i)(i) and (i)(ii), (x) an agreement that conditions a Person’s ability to create Liens on its assets or to sell, transfer or otherwise dispose of its assets upon the maintenance of one or more specified ratios but that does not otherwise generally prohibit the creation of Liens on assets or the sale, transfer or disposition of assets, or the taking of such actions with respect to specific assets, shall not be deemed a violation of or prohibition under this clause (i), and (y) any restriction under the Note Documents on sales, transfers or other dispositions of assets during the existence of a default or event of default (or any such restriction under the Note Documents that would apply if a default or event of default would result from any such sales, transfers or other dispositions) shall not be deemed a violation of or prohibition under this clause (i) so long as such provision is generally consistent with a comparable provision of the Loan Documents), (j) is owned directly by the Borrower or a Guarantor, and (k) in the case of ownership by a Guarantor, one-hundred percent (100%) of all of the equity interests (other than directors’ qualifying shares) and voting interests (such ownership being defined as “Wholly-Owned”) of such Guarantor are owned by one or more of the Borrower and/or any other Wholly-Owned Subsidiary of the Borrower at such time.”

(d) The following new Section 5.01(s) is hereby added to the Credit Agreement immediately following Section 5.01(r) thereof:

“(s) Certain Amendments to Note Documents. If any of the Note Documents is modified (i) to add covenants or events of default that are not provided for in this Agreement, or (ii) to make covenants or events of default that are contained in the Note Documents immediately prior to such modification (and that are contained in this Agreement immediately prior to such modification) more restrictive than such covenants or events of default were immediately prior to such modification, then (x) such additional or more restrictive covenants or events of default shall immediately and automatically be incorporated by reference in this Agreement as if set forth fully herein, mutatis mutandis, effective as of the time when such additional or more restrictive covenants or events of default become effective under the Note Documents, and no such provision may thereafter be waived, amended or modified under this Agreement except in accordance with the provisions of Section 9.01, and (y) the Borrower shall promptly, and in any event within five (5) Business Days of entering into any such modification, so advise the Administrative Agent thereof in writing. Thereafter, upon the request of the Administrative Agent or the Required Lenders, the Loan Parties shall enter into an amendment to this Agreement evidencing the incorporation of such incremental or more restrictive covenant or event of default.”

(e) Section 5.02(a)(viii) is hereby renumbered “(ix)”, and a new Section 5.02 (a)(viii) is hereby inserted in the Credit Agreement immediately following Section 5.02(a)(vii) but before “and”:

“(viii) Liens on property of the Borrower or its Subsidiaries (other than Unencumbered Assets) securing Debt under the Note Documents so long as no Default or Event of Default arises therefrom;”

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(f) Section 5.02(k) of the Credit Agreement is hereby amended (i) by renumbering clauses (v) and (vi) thereof to read “(viii)” and “(ix)”, and (ii) by adding thereto immediately after the words “Administrative Agent; (iv)” on lines 11 and 12 thereof the following:

“(iv) customary provisions under Debt permitted under Section 5.02(b) which, following a default or event of default in respect of such Debt, limit the ability of any Person to make payments on Debt described in Section 5.02(b)(i); (v) customary provisions under any secured Debt permitted under Section 5.02(b) which limit the ability of any Person to transfer the assets encumbered by Liens securing such Debt; (vi) provisions under the Note Documents (including affirmative and negative covenants) that are generally consistent with comparable provisions under the Loan Documents; (vii)”

(g) Section 5.02(m) of the Credit Agreement hereby amended by (i) inserting the words “or the Note Documents” into clause (i) thereof immediately following the words “the Loan Documents”, (ii) by changing subclause “(E)” in clause (iv) thereof to be read “(F)”, and (iii) by inserting the following new clause (E) into clause (iv) thereof immediately prior to “, or”: “(E) any Non-Recourse Debt permitted under Section 5.02(b)(ii)(G)”.

(h) Section 5.02(n) of the Credit Agreement is hereby amended by (i) deleting the word “not” in the first line thereof, (ii) renumbering clause (vii) thereof to read “(viii)”, and (iii) adding thereto immediately after the words “Loan Documents; (vi)” in line 13 thereof the following:

“activities permitted under the Loan Documents, including without limitation the incurrence of Debt (and guarantees thereof) permitted under Sections 5.02(b)(iii) and (iv); (vii)”

SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment (including, without limitation, the representation and warranty set forth in Section 4.01(g) of the Credit Agreement, as amended by this Amendment), as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower, the Administrative Agent and all consenting Lenders (including, at a minimum, those Lenders comprising Required Lenders) or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

Digital Realty – Amend No. 2	3

(c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(d) All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

(e) The Administrative Agent shall have received payment in full of an amendment fee equal to 0.10% of the sum of the Commitments of those Lenders that have executed and delivered to the Administrative Agent a signature page to this Amendment, which fee shall be for the ratable benefit of such Lenders.

(f) The Administrative Agent shall have received copies, certified by the Borrower as correct and complete, of the Note Agreement and the other Note Documents, which shall be in form and substance satisfactory to the Administrative Agent.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Amend No. 2	Signature Page

ADMINISTRATIVE AGENT, SWING LINE BANK, ISSUING BANK AND INITIAL LENDER:

CITICORP NORTH AMERICA, INC.

By	/s/ Ricardo James
Name: Ricardo James Title: Vice President

Digital Realty – Amend No. 2	Signature Page

INITIAL ISSUING BANK:

CITIBANK, N.A.

By	/s/ Ricardo James
Name: Ricardo James Title: Vice President

Digital Realty – Amend No. 2	Signature Page

INITIAL LENDERS:

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By	/s/ John C. Rowland
Name: John C. Rowland Title: Vice President

Digital Realty – Amend No. 2	Signature Page

BANK OF AMERICA, N.A., as a Lender

By	/s/ Allison M. Gauthier
Name: Allison M. Gauthier Title: Senior Vice President

Digital Realty – Amend No. 2	Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Jane E. McGrath
Name: Jane E. McGrath Title: Vice President

Digital Realty – Amend No. 2	Signature Page

ROYAL BANK OF CANADA, NEW YORK BRANCH, as a Lender

By	/s/ Jake Sigmund
Name: Jake Sigmund Title: Authorized Signatory

Digital Realty – Amend No. 2	Signature Page

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich Title: Vice President

By	/s/ Christopher Reo Day
Name: Christopher Reo Day Title: Associate

Digital Realty – Amend No. 2	Signature Page

UBS LOAN FINANCE LLC, as a Lender

By	/s/ Richard L. Tavrow
Name: Richard L. Tavrow Title: Director

By	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

Digital Realty – Amend No. 2	Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By	/s/ Brett E. Thompson
Name: Brett E. Thompson Title: Vice President

Digital Realty – Amend No. 2	Signature Page

SOVEREIGN BANK, as a Lender

By	/s/ T. Gregory Donohue
Name: T. Gregory Donohue Title: Sovereign Bank

Digital Realty – Amend No. 2	Signature Page

ALLIED IRISH BANKS, plc, as a Lender

By
Name: Title:

By
Name: Title:

Digital Realty – Amend No. 2	Signature Page

RAYMOND JAMES BANK, FSB, as a Lender

By
Name: Title:

Digital Realty – Amend No. 2	Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender

By
Name: Title:

Digital Realty – Amend No. 2	Signature Page

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender

By
Name: Title:

Digital Realty – Amend No. 2	Signature Page

COMERICA BANK, as a Lender

By	/s/ James Graycheck
Name: James Graycheck Title: Vice President

Digital Realty – Amend No. 2	Signature Page

CONSENT

Dated as of June 13, 2008

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended or otherwise affected by such Amendment.

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL SERVICES, INC.

By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL ASML, LLC

By:	DIGITAL REALTY TRUST, L.P., its member

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Consent to Amend No. 2	Signature Page

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL GOLD CAMP, LLC

By:	GLOBAL GOLD CAMP HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Consent to Amend No. 2	Signature Page

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL CONCORD CENTER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL PRINTER SQUARE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Consent to Amend No. 2	Signature Page

GLOBAL KATO HG, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL GREENSPOINT, L.P.

By:	DRT GREENSPOINT, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DRT GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Consent to Amend No. 2	Signature Page

DIGITAL GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 113 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 125 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL TORONTO BUSINESS TRUST

By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Consent to Amend No. 2	Signature Page

DIGITAL AQUILA, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL CENTREPORT, L.P.

By:	DRT CENTREPORT, LLC, its general partner and manager

	By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

		By:	DIGITAL REALTY TRUST, L.P., its member and manager

			By:	DIGITAL REALTY TRUST, INC., its sole general partner

				By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL PHOENIX VAN BUREN, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Consent to Amend No. 2	Signature Page

DIGITAL WINTER, LLC

By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 89TH PLACE, LLC

By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL RESTON, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Consent to Amend No. 2	Signature Page

DIGITAL ABOVE, LLC

By:	DIGITAL SERVICES, INC., its sole member and manager

	By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL CHELSEA, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL VIENNA, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL WALTHAM, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Consent to Amend No. 2	Signature Page

DIGITAL MIDWAY, L.P.

By:	DIGITAL MIDWAY GP, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 21110 RIDGETOP, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 3011 LAFAYETTE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Annex A to Amend No. 2	Signature Page

DIGITAL ASHBURN CS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GIP STOUGHTON, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL ARIZONA RESEARCH PARK II, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Annex A to Amend No. 2	Signature Page

DIGITAL 1 SAVVIS PARKWAY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 900 WALNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 210 TUCKER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Annex A to Amend No. 2	Signature Page

GLOBAL MARSH MEMBER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL MARSH LIMITED PARTNER, LLC

By:	GLOBAL MARSH MEMBER, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL MARSH GENERAL PARTNER, LLC

By:	GLOBAL MARSH MEMBER, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Annex A to Amend No. 2	Signature Page

DIGITAL NETWORK SERVICES, LLC

By:	DIGITAL PHOENIX VAN BUREN, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL SERVICES PHOENIX, LLC

By:	DIGITAL SERVICES, INC., its sole member and manager

	By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL CONNECT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Annex A to Amend No. 2	Signature Page

DIGITAL 650 RANDOLPH, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL BUSINESS TRUST

By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 365 RANDOLPHVILLE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Digital Realty – Annex A to Amend No. 2	Signature Page

GLOBAL STANFORD PLACE II, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By:	/s/ A. William Stein
Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Digital Realty – Annex A to Amend No. 2	Signature Page